FORM 8 - A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            MEDE America Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                    Delaware                              Not Applicable
--------------------------------------------------------------------------------
       (State of incorporation or organization)           (I.R.S. Employer
                                                         Identification No.)

         90 Merrick Avenue, Suite 501
             East Meadow, New York                            11554
--------------------------------------------------------------------------------
     (Address of principal executive offices)               (zip code)


If   this   form   relates   to  the        If   this   form   relates   to  the
registration    of   a   class    of        registration    of   a   class    of
securities pursuant to Section 12(b)        securities pursuant to Section 12(g)
of the Exchange Act and is effective        of the Exchange Act and is effective
pursuant   to  General   Instruction        pursuant   to  General   Instruction
A.(c),  please  check the fol lowing        A.(d),  please  check the  following
box. |_|                                    box.|X|

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class                      Name of each exchange on which
   to be so registered                      each class is to be registered
-------------------------------          -------------------------------------

                                      NONE

Securities to be registered pursuant to Section 12(g) of the Act:


                          Common Stock, $.01 par value
--------------------------------------------------------------------------------
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES
------   TO BE REGISTERED.
         -----------------

         Common Stock, $.01 par value
         ----------------------------

     The Registrant incorporates by reference the "Description of Capital Stock" set forth in the Registrant's Registration Statement on Form S-1 filed by the Registrant under the Securities Act of 1933, as amended (Registration No. 333-55977), as amended through the date hereof and as the same may be subsequently amended (the "Registration Statement on Form S-1"), and, to the extent applicable, such portions of any prospectus relating to the Registration Statement on Form S-1 filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended.


ITEM 2.  EXHIBITS.
------------------

     The Registrant incorporates herein by reference the following Exhibits to the Registration Statement on Form S-1:

     (1)    Certificate of Incorporation of the Registrant, as amended, filed as
            Exhibit 3.1 to the Registration Statement on Form S-1.

     (2) Amended and Restated Certificate of Incorporation of the Registrant, filed as Exhibit 3.2 to the Registration Statement on Form S-1.

     (3) Amendment to the Certificate of Incorporation of the Registrant, filed as Exhibit 3.5 to the Registration Statement on Form S-1.

     (4) Amended Bylaws of the Registrant, filed as Exhibit 3.3 to the Registration Statement on Form S-1.

     (5)    Form of Specimen  Certificate  for shares of Common Stock , filed as
            Exhibit 4.1 to the Registration Statement on Form S-1.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          MEDE AMERICA CORPORATION


                                          /s/ Thomas P. Staudt
                                          --------------------
                                          Thomas P. Staudt
                                          President and Chief Executive Officer

Date: January 29, 1999